ACTEL CORPORATION

                        1993 DIRECTORS' STOCK OPTION PLAN

                     Amended and Restated as of May 23, 2003

                        [subject to shareholder approval]



     1. Purposes of the Plan. The purposes of this Directors' Stock Option Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

        All options granted hereunder shall be "nonstatutory stock options".

     2. Definitions. As used herein, the following definitions shall apply:

        (a) "Board" shall mean the Board of Directors of the Company.

        (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (c) "Common Stock" shall mean the Common Stock of the Company.

        (d) "Company" shall mean Actel Corporation, a California corporation.

        (e) "Continuous Status as a Director" shall mean the absence of any interruption or termination of service as a Director.

        (f) "Director" shall mean a member of the Board.

        (g) "Effective Date" shall have the meaning as set forth in Section 6 below.

        (h) "Employee"  shall  mean  any  person,   including   officers  and
     Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

        (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        (j) "First Option" shall have the meaning as set forth in Section 4(b)(ii) below.

        (k) "Option" shall mean a stock option granted pursuant to the Plan.

        (l) "Optioned Stock" shall mean the Common Stock subject to an Option.

        (m) "Optionee" shall mean an Outside Director who receives an Option.

        (n) "Outside Director" shall mean a Director who is not an Employee.

        (o) "Parent" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

        (p) "Plan" shall mean this 1993 Directors' Stock Option Plan.

        (q) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

        (r) "Subsequent Option" shall have the meaning as set forth in Section 4(b)(iii) below.

        (s) "Subsidiary" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 230,000 Shares (the "Pool") of Common Stock, increased annually (subsequent to the January 23, 1998, amendment and restatement of the Plan) on the first day of each fiscal year by (x) 100,000 less (y) the number of shares available for issuance under the Director Plan on the last day of the immediately preceding fiscal year. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall not in any event be returned to the Plan and shall not become available for future grant under the Plan. If Shares which were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

     4. Administration of and Grants of Options under the Plan.

          (a) Administrator. Except as otherwise required herein, the Plan shall be administered by the Board.

          (b) Procedure for Grants. The Board may grant Options to Outside Directors hereunder, and on such terms, as are decided in its discretion.
     Additionally,   Options  shall   automatically  be  granted   hereunder  in
     accordance with the following provisions:

               (i) After May 23, 2003, each person who first becomes an Outside Director shall be automatically granted an Option to purchase 12,500 Shares (the "First Option") on the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board of Directors to fill a vacancy.

               (ii) Beginning on May 23, 2003, each Outside Director shall be automatically granted an Option to purchase 12,500 Shares (a
          "Subsequent Option") on the date of each annual meeting of the Company's shareholder in which the Outside Director is elected to serve on the Board.

               (iii) Notwithstanding the provisions of subsections (i) and (ii) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

               (iv) Notwithstanding the provisions of subsections (i) and (ii) hereof, any grant of an Option made before the Company has obtained shareholder approval of the Plan in accordance with Section 17 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 17 hereof.

               (v) The terms of a First Option granted hereunder shall be as follows:

                    (A) the First  Option  shall be  exercisable  only while the
               Outside Director remains a Director of the Company, except as set forth in Section 9 hereof.

                    (B) the  exercise  price per Share shall be 100% of the fair market value (as defined in Section 8(b) hereunder) per Share on the date of grant of the First Option.

                    (C) the First Option shall vest and become exercisable as to one hundred percent (100%) of the Shares subject to the First Option on the date of the Company's second annual shareholder meeting following the date of grant, subject to the provisions set forth in Section 9 below. Notwithstanding the foregoing, with respect to a First Option that was outstanding before May 23, 2003, and has an exercise price less than 75% of the fair market value of the Company's Common Stock on May 23, 2003, such First Option shall vest and become exercisable as to 25% of the Shares subject to the First Option on the date of the Company's annual shareholder meetings occurring in each of the first, second, third, and fourth calendar years following the calendar year in which the date of grant occurred, subject to the provisions set forth in Sections 9 and 11 below.

               (vi) The terms of a Subsequent Option granted hereunder shall be as follows:

                    (A) the Subsequent  Option shall be  exercisable  only while the Outside Director remains a Director of the Company, except as set forth in Section 9 hereof.

                    (B) the  exercise  price per Share shall be 100% of the fair market value per Share on the date of grant of the Subsequent Option.

                    (C) the Subsequent Option shall become exercisable as to one hundred percent (100%) of the Shares subject to the Subsequent Option on the date of the Company's annual shareholder meeting occurring in the year following the date of grant, subject to the provisions set forth in Section 9 below. Notwithstanding the foregoing, with respect to a Subsequent Option that was outstanding before May 23, 2003, and has an exercise price less than 75% of the fair market value of the Company's Common Stock on May 23, 2003, such Subsequent Option shall vest and become exercisable as to 100% of the Shares subject to the Subsequent Option on the date of the Company's annual shareholder meetings occurring in the fourth calendar year following the calendar year in which the date of grant occurred, subject to the provisions set forth in Sections 9 and 11 below.

          (c) Powers of the Board. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to grant discretionary stock options to Outside Directors, upon such terms as are determined by the Board in its discretion, (ii) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (iii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iv) to interpret the Plan and to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan. Notwithstanding anything in this Plan to the contrary, the Board shall have not have the power or authority without obtaining shareholder approval to substitute new Options for previously granted Options or reduce the price of any Option if such substitution or reduction would result in variable award accounting.

          (d) Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

          (e) Suspension or Termination of Option. If the President or his or her designee reasonably believes that an Optionee has committed an act of misconduct, the President may suspend the Optionee's right to exercise any option pending a determination by the Board of Directors (excluding the Outside Director accused of such misconduct). If the Board of Directors (excluding the Outside Director accused of such misconduct) determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his or her estate shall be entitled to exercise any option whatsoever. In making such determination, the Board of Directors (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on Optionee's behalf at a hearing before the Board or a committee of the Board.

     5. Eligibility. Options may be granted only to Outside Directors. An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options.

     The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

     6. Term of Plan; Effective Date. The Plan shall become effective on the date on which the Company's registration statement on Form S-1 (or any successor form thereof) is declared effective by the Securities and Exchange Commission (the "Effective Date"). It shall continue in effect until August 2, 2013, unless sooner terminated under Section 13 of the Plan, subject to the limitations set forth in this Plan.

     7. Term of Option. The term of each Option shall be ten (10) years from the date of grant thereof.

     8. Exercise Price and Consideration.

          (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the fair market value per Share on the date of grant of the Option.

          (b) Fair Market Value. The fair market value per Share shall be the mean of the bid and asked prices of the Common Stock in the over-the-counter market on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("NASDAQ") System) or, in the event that the Common Stock is traded on the NASDAQ National Market System or listed on a stock exchange, the fair market value per Share shall be the closing price on such system or exchange on the date of grant of the Option, as reported in The Wall Street Journal, provided, however, that if such market or exchange is closed on the date of the grant of the Option then the fair market value per Share shall be based on the most recent date on which such trading occurred immediately prior to the date of the grant of the Option; provided, further, that for purposes of First Options granted on the Effective Date, the fair market value per share shall be the initial public offering price as set forth in the final prospectus filed with the Securities and Exchange Commission pursuant to Rule 424 under the Securities Act of 1933, as amended.

          (c) Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash, check, other Shares having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised (which, if acquired from the Company, shall have been held for at least six months), delivery of a properly executed exercise notice together with instructions to a broker to deliver promptly to the Company the amount of sale proceeds required to pay the exercise price, or any combination of such methods of payment and/or any other consideration or method of payment as shall be permitted under applicable corporate law.

     9. Exercise of Option.

          (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times as are set forth in
     Section 4(b) hereof or, with respect to a discretionary grant, as decided by the Board in its discretion; provided, however, that no Options shall be exercisable until shareholder approval of the Plan in accordance with
     Section 17 hereof has been obtained.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Status as a Director. If an Outside Director ceases to serve as a Director on or after May 23, 2003, he or she may, but only within four (4) years (or such other period of time as is determined by the Board) after the date he or she ceases to be a Director of the Company, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that such Outside Director was not entitled to exercise an Option at the date of such termination, or does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate. Notwithstanding the foregoing, with respect to an Option that was outstanding before May 23, 2003, and has an exercise price less than 75% of the fair market value of the Company's Common Stock on May 23, 2003, an Outside Director shall have only three (3) months (or such other period of time not exceeding six (6) months as is determined by the Board) to exercise such Option after the date he or she ceases to be a Director of the Company, but only to the extent that he or she was entitled to exercise it at the date of such termination.

          (c) Disability of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event a Director is unable to continue his or her service as a Director with the Company as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code) on or after May 23, 2003, he or she may, but only within four
     (4) years (or such other period of time as is determined by the Board) from the date of such termination, exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate. Notwithstanding the foregoing, with respect to an Option that was outstanding before May 23, 2003, and has an exercise price less than 75% of the fair market value of the Company's Common Stock on May 23, 2003, an Outside Director shall have only six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Board) to exercise such Option after the date he or she ceases to be a Director of the Company, but only to the extent that he or she was entitled to exercise it at the date of such termination.

          (d) Death of Optionee. In the event of the death of an Optionee:

               (i) during the term of the Option who is, at the time of his or her death, a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised in full, at any time within four (4) years (or such lesser period of time as is determined by the Board) following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, whether or not the right to exercise that would have accrued had the Optionee continued living. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. Notwithstanding the foregoing, with respect to an Option that was outstanding before May 23, 2003, and has an exercise price less than 75% of the fair market value of the Company's Common Stock on May 23, 2003, such Option may be exercised in full only for six (6) months (or such lesser time as is determined by the Board) following the date of death.

               (ii) within four (4) years (or such lesser period of time as is determined by the Board) after the termination of Continuous Status as a Director, the Option may be exercised by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination. Notwithstanding the foregoing, in no event may the option be exercised after its term set forth in
          Section 7 has expired. Notwithstanding the foregoing, with respect to an Option that was outstanding before May 23, 2003, and has an exercise price less than 75% of the fair market value of the Company's Common Stock on May 23, 2003, such Option may be exercised in full only for six (6) months following the date of death and only if death occurs within three (3) months after termination of Continuous Status as a Director.

     10. Nontransferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by an Optionee does not constitute a transfer. An Option may be exercised during the lifetime of an Optionee only by the Optionee or a transferee permitted by this Section.

     11. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common
Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

     In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

     In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding Option shall be assumed or an equivalent option shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that such successor corporation refuses to assume such Option or to substitute an equivalent option, such Options shall become fully vested and exercisable as to all of the Optioned Stock, including the Shares as to which the Options would not otherwise be vested and exercisable. If Options become fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

     12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

     13. Amendment and Termination of the Plan

          (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain approval of the shareholders of the Company to Plan amendments to the extent and in the manner required by such law or regulation.

          (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan that would impair the rights of any Optionee shall not affect Options already granted to such Optionee and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     16. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

     17. Shareholder Approval.

          (a) Continuance of the Plan shall be subject to approval by the shareholders of the Company at or prior to the first annual meeting of shareholders held subsequent to the granting of an Option hereunder. If such shareholder approval is obtained at a duly held shareholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon. If such shareholder approval is obtained by written consent, it may be obtained by the written consent of the holders of a majority of the outstanding shares of the Company.

          (b) Any required approval of the shareholders of the Company shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

     18. Information to Optionees. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports to shareholders, proxy statements and other information provided to all shareholders of the Company.